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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


                 Date of Report February 7, 1996
                (Date of earliest event reported)


                 THE CHASE MANHATTAN CORPORATION

     (Exact name of registrant as specified in its charter)

         Delaware             1-5945         13-2633613

      (State or other      (Commission File   (IRS Employer
     jurisdiction of         Number)     Identification No.)
      incorporation)


           1 Chase Manhattan Plaza              10081
           New York, New York               (Zip Code)
            (Address of principal executive offices)


                         (212) 552-2222

      (Registrant's telephone number, including area code)

 Not Applicable(Former name or former address, if changed since last report)

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Item 5.   Other Events

      On February 7, 1996, The Chase Manhattan Corporation, a Delaware corporation (the "Company"), entered into an underwriting agreement covering the issue and sale of $200,000,000 aggregate principal amount of 5.50% Notes Due 2001. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement (Registration Statement No. 33-55295).

Item 7.   Financial Statements, Pro Forma Financial

          Information and Exhibits

     (c)  Exhibits

  1.1 Underwriting Agreement, dated February 7, 1996, among the Company and Chase Securities, Inc.,
          Chemical Securities Inc., Morgan Stanley & Co.
          Incorporated and UBS Securities Inc.

  4.52    Form of global 5.50% Note Due 2001.

  4.53    Form of definitive 5.50% Note Due 2001.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               THE  CHASE  MANHATTAN  CORPORATION
                                   (Registrant)

                                 By:/s/ Richard J. Canty
                                 -------------------------
                                 Richard  J. Canty
                                 Executive Vice President
                                 and Treasurer
February 8, 1996



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                              EXHIBIT INDEX

Exhibit      Document

1.1 Underwriting Agreement, dated February 7, 1996, among the Company and Chase Securities, Inc.,
     Chemical Securities Inc., Morgan Stanley & Co.
     Incorporated and UBS Securities Inc.

4.52 Form of global 5.50% Note Due 2001.

4.53 Form of definitive 5.50% Note Due 2001.


































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